UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2012

EASTMAN CHEMICAL COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-12626	62-1539359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 South Wilcox Drive Kingsport, TN		37662
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (423) 229 - 2000

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01.	Entry into a Material Definitive Agreement

On January 26, 2012, Eastman Chemical Company (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Solutia Inc. (“Solutia”) and Eagle Merger Sub Corporation, an indirect wholly-owned subsidiary of the Company (“Merger Sub”) providing for the merger of Merger Sub with and into Solutia, with Solutia surviving the merger as an indirect wholly-owned subsidiary of the Company (the “Merger”). At the effective time of the Merger, each outstanding share of common stock of Solutia will be canceled and converted automatically into the right to receive (subject to certain limitations set forth in the Merger Agreement) (i) $22.00 in cash and (ii) 0.12 shares of the Company’s common stock.

The material terms of the Merger Agreement, including the terms and conditions to the Merger, will be described in a subsequent filing on Form 8-K.

Item 8.01.	Other Events

In connection with its entry into the Merger Agreement, the Company has entered into an agreement with Citigroup Global Markets Inc. and Barclays Bank PLC which contains commitments for a $3.5 billion senior unsecured bridge term loan facility and sets out the principal terms of a senior unsecured term loan facility for up to $1.25 billion, with any commitments in respect of the term loan facility reducing on a dollar-for-dollar basis commitments under the bridge term loan facility. A combination of cash on hand and borrowings will be used to pay the cash consideration payable in the Merger, and to refinance a portion of outstanding debt. Final terms of the debt financing will be set forth in definitive agreements relating to such indebtedness.

On January 27, 2012, the Company and Solutia issued a joint press release announcing the Merger. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The following additional written communications related to the Merger are also being filed herewith:

•	slide presentation used in connection with the Company’s conference call with industry analysts on January 27, 2012, attached hereto as Exhibit 99.2 and incorporated herein by reference;

•

text of an email message from James P. Rogers, the Company’s Chairman and Chief Executive Officer, sent to employees of the Company on January 27, 2012, attached hereto as Exhibit 99.3 and incorporated herein by reference;

•	transcript of a video message from James P. Rogers posted on the Company’s intranet on January 27, 2012, attached hereto as Exhibit 99.4 and incorporated herein by reference;

•

transcript of a video message from James P. Rogers posted on the Company’s website and available elsewhere on the internet on January 27, 2012, attached hereto as Exhibit 99.5 and incorporated herein by reference;

•	transcript of a video message from James P. Rogers posted on Solutia’s intranet on January 27, 2012, attached hereto as Exhibit 99.6 and incorporated herein by reference; and

•	text of “Questions and Answers” for employees of the Company posted on the Company’s intranet on January 27, 2012, attached hereto as Exhibit 99.7 and incorporated herein by reference.

Additional	Information and Where to Find it

Eastman will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a proxy statement of Solutia and a prospectus of Eastman relating to the Merger. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION about Eastman, Solutia, and the Merger. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website,

www.sec.gov. In addition, copies of the registration statement and proxy statement/prospectus (when they become available) may be obtained free of charge by accessing Eastman’s website at www.eastman.com by clicking on the “Investors” link and then clicking on the “SEC Information” link or by writing Eastman at P.O. Box 431, Kingsport, Tennessee 37662, Attention: Investor Relations. Security holders may also read and copy any reports, statements and other information filed by Eastman with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Merger Solicitation

Eastman, Solutia, and certain of their respective directors, executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the Merger. Information regarding Eastman’s directors and executive officers is available in Eastman’s proxy statement filed with the SEC on March 24, 2011 in connection with its 2011 annual meeting of stockholders, and information regarding Solutia’s directors and executive officers is available in Solutia’s proxy statement filed with the SEC on March 4, 2011 in connection with its 2011 annual meeting of stockholders. Other information regarding persons who may be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statement and proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Non-Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Number	Exhibit

99.1	Press release, dated January 27, 2012

99.2	Slide presentation, dated January 27, 2012

99.3	Text of email message

99.4	Transcript of video message

99.5	Transcript of video message

99.6	Transcript of video message

99.7	Text of “Questions and Answers”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTMAN CHEMICAL COMPANY

	By:	/s/ Scott V. King
	Name:	Scott V. King
	Title:	Vice President, Controller and Chief Accounting Officer

Date: January 27, 2012

EXHIBIT INDEX

Number	Exhibit

99.1	Press release, dated January 27, 2012

99.2	Slide presentation, dated January 27, 2012

99.3	Text of email message

99.4	Transcript of video message

99.5	Transcript of video message

99.6	Transcript of video message

99.7	Text of “Questions and Answers”

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